EVALUATION SUMMARY

BANDOLIER ENERGY, LLC INTERESTS

TOTAL PROVED PLUS PROBABLE RESERVES

CERTAIN PROPERTIES IN OKLAHOMA - SPYGLASS/PERSONIA CONCESSION

AS OF MAY 1, 2018

100% WORKING INTERESTS
STRIP PRICE CASE

CG&A

CAWLEY, GILLESPIE & ASSOCIATES, INC.
PETROLEUM CONSULTANTS

EVALUATION SUMMARY

BANDOLIER ENERGY, LLC INTERESTS

TOTAL PROVED PLUS PROBABLE RESERVES

CERTAIN PROPERTIES IN OKLAHOMA - SPYGLASS/PERSONIA CONCESSION

AS OF MAY 1, 2018

CAWLEY, GILLESPIE & ASSOCIATES, INC.
PETROLEUM CONSULTANTS
TEXAS REGISTERED ENGINEERING FIRM F-693

W. TODD BROOKER, P.E.
PRESIDENT

KELLIE JORDAN
ENGINEER

CAWLEY, GILLESPIE & ASSOCIATES, INC.

PETROLEUM CONSULTANTS

13640 BRIARWICK DRIVE, SUITE 100
AUSTIN, TEXAS 78729-1707
512-249-7000

306 WEST SEVENTH STREET, SUITE 302
FORT WORTH, TEXAS 76102-4905
817-336-2461
www.cgaus.com

1000 LOUISIANA STREET, SUITE 1900
HOUSTON, TEXAS 77002-5017
713-651-9944

June 7, 2018

Mr. Robert Knappe
Performance Petroleum Company
P.O. Box 628
Barnsdall, OK 74002

Re: Evaluation Summary - 100% Working Interests
Bandolier Energy, LLC Interests
Total Proved Plus Probable Reserves
Certain Properties in Oklahoma - Spyglass/Personia Concession
As of May 1, 2018

Dear Mr. Brunner:

As requested, we are submitting our estimates of total proved plus probable reserves and forecasts of economics attributable to *Bandolier Energy, LLC* interests - 100% working interests in certain oil and gas properties located in Osage County, Oklahoma. The results of this evaluation are presented in the accompanying tabulations, with a composite summary presented below:

		Proved Developed Producing	Proved Developed Behind-Pipe	Proved Undeveloped	Total Proved	Probable
Net Reserves						
Oil	- Mbbl	299.0	46.4	346.7	692.1	316.7
Gas	- MMcf	190.3	38.9	478.9	708.1	274.7
NGL	- Mbbl	0.0	0.0	0.0	0.0	0.0
Net Revenue						
Oil	- M$	17,605.9	2,729.2	20,224.5	40,559.6	18,500.5
Gas	- M$	444.6	91.0	1,120.9	1,656.5	641.5
NGL	- M$	0.0	0.0	0.0	0.0	0.0
Other	- M$	0.0	0.0	0.0	0.0	0.0
Severance Taxes	- M$	1,280.7	200.1	1,514.5	2,995.2	1,358.1
Ad Valorem Taxes	- M$	0.0	0.0	0.0	0.0	0.0
Operating Expenses	- M$	4,947.3	1,197.6	5,844.9	11,989.8	4,097.4
Workover Expenses	- M$	0.0	0.0	0.0	0.0	0.0
3rd Party COPAS	- M$	0.0	0.0	0.0	0.0	0.0
Other Deductions	- M$	0.0	0.0	0.0	0.0	0.0
Investments	- M$	0.0	80.0	2,265.9	2,345.9	1,132.9
Net Operating Income (BFIT)	- M$	11,822.6	1,342.5	11,720.1	24,885.2	12,553.6
Discounted @ 10%	**- M$**	**7,053.6**	**965.0**	**5,759.0**	**13,777.5**	**6,529.0**

The discounted cash flow value shown above should not be construed to represent an estimate of the fair market value by Cawley, Gillespie & Associates, Inc. ("CG&A").

Presentation

This report is divided into five reserve categories: Total Proved ("TP"), Proved Developed Producing ("PDP"), Proved Developed Behind-Pipe ("PDBP"), Proved Undeveloped ("PUD") and Probable ("PROB"). Every reserve category contains a Table I which presents composite reserve estimates and economic forecasts for the particular reserve category. Following the Table I is a summary plot, which is a composite rate-time history forecast curve for the particular reserve category. Within the PDP, PDBP, PUD and PROB following the Summary Plot, is a Table II "oneline" summary that presents estimates of ultimate recovery, gross and net reserves, ownership, revenue, expenses, investments, net income and discounted cash flow for the individual properties that make up the corresponding Table I. Within the PDP section, table II is followed by sequentially numbered individual figures that represent the detailed reserves and economics for each property listed in the Table II. The data presented in the summary tables is explained in page 1 of the Appendix. The methods employed in estimating reserves are described in page 2 of the Appendix.

Hydrocarbon Pricing

As requested for the Strip Pricing scenario, oil and gas prices were adjusted to the following index prices:

Year	WTI Oil Price $/BBL	HH Gas Price $/MMBTU
2018	66.38	2.86
2019	61.62	2.75
2020	56.43	2.71
2021	53.90	2.78
2022	55.65	3.00
2023	60.00	3.00

Beginning January 1, 2024 oil and gas prices were held constant thereafter at $60.00 per BBL and $3.00 per MMBtu, respectively. Adjustments to oil and gas prices were made based upon data provided by your office. These adjustments include transportation charges, BTU content, crude quality and gravity corrections.

Expenses and Taxes

Lease operating expenses and investments were forecast as furnished by your office and were not escalated. Oil and gas severance tax values were determined by applying normal state severance tax rates.

Miscellaneous

An on-site field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined, nor have the wells been tested by Cawley, Gillespie & Associates, Inc. Possible environmental liability related to the properties has not been investigated nor considered. The cost of plugging and the salvage value of equipment at abandonment have not been included except as noted above.

The proved reserve classifications used herein conform to the criteria of the *Society of Petroleum Engineers (SPE)* as defined in pages 3—5 of the Appendix. The reserves and economics are predicated on regulatory agency classifications, rules, policies, laws, taxes and royalties in effect on the effective date, except as noted herein. The possible effects of changes in legislation or other Federal or State restrictive actions have not been considered. All reserve estimates represent our best judgment based on data available at the time of preparation, and assumptions as to future economic and regulatory conditions. It should be realized that the reserves actually recovered, the revenue derived therefrom and the actual cost incurred could be more or less than the estimated amounts.

The reserve estimates and forecasts were based upon interpretations of data furnished by your office and available from our files. Ownership information and economic factors such as liquid and gas prices, price differentials, expenses, investments and tax rates were derived from LOS data as furnished by your office and were accepted as furnished. To some extent, information from public records was used to check and/or supplement these data. The basic engineering and geological data were utilized subject to third party reservations and qualifications. Nothing has come to our attention, however, that would cause us to believe that we are not justified in relying on such data.

This report was prepared for the exclusive use of *Bandolier Energy, LLC*. Third parties should not rely on it without the written consent of the above and Cawley, Gillespie & Associates, Inc. Our work papers and related data are available for inspection and review by authorized, interested parties.

Yours very truly,

CAWLEY, GILLESPIE & ASSOCIATES, INC.
TEXAS REGISTERED ENGINEERING FIRM F-693

STATE OF TEXAS
W. TODD BROOKER
83462
LICENSED
PROFESSIONAL ENGINEER

W. TODD BROOKER, P.E.
PRESIDENT

KELLIE JORDAN
ENGINEER

TABLE OF CONTENTS
Bandolier Energy, LLC Interests
As of May 1, 2018

Note: *Tables I are Grand Total Summaries of Reserves and Economics.*
Summary Plots are Grand Total Rate-Time History-Forecast Curves based on the corresponding Table I.
Tables II are "Lease" Summaries of Economics for wells/leases in corresponding Tables I.
Individual Figures are detailed rate-time history-forecast curves for each property in Table II.

Table I- TP

Composite Reserve Estimates and Economic Forecasts

Bandolier Energy, LLC Interests

Certain Properties in Oklahoma - Spyglass/Personia Concession

Total Proved Reserves

As of May 1, 2018

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MGals	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/Gal
12-2018	77.9	58.1	.0	60.730	45.333	.000	-1.250 65.130	0.800 2.288	.000
12-2019	99.4	101.2	.0	77.497	78.900	.000	-1.250 60.370	0.800 2.200	.000
12-2020	74.6	77.9	.0	58.210	60.743	.000	-1.250 55.180	0.800 2.168	.000
12-2021	54.0	57.9	.0	42.112	45.124	.000	-1.250 52.650	0.800 2.224	.000
12-2022	43.8	47.2	.0	34.170	36.839	.000	-1.250 54.400	0.800 2.400	.000
12-2023	37.3	40.3	.0	29.124	31.469	.000	-1.250 58.750	0.800 2.400	.000
12-2024	32.9	35.5	.0	25.636	27.721	.000	-1.250 58.750	0.800 2.400	.000
12-2025	29.4	31.7	.0	22.898	24.763	.000	-1.250 58.750	0.800 2.400	.000
12-2026	26.7	28.9	.0	20.813	22.503	.000	-1.250 58.750	0.800 2.400	.000
12-2027	24.5	26.5	.0	19.129	20.675	.000	-1.250 58.750	0.800 2.400	.000
12-2028	22.8	24.6	.0	17.783	19.211	.000	-1.250 58.750	0.800 2.400	.000
12-2029	21.2	22.9	.0	16.558	17.879	.000	-1.250 58.750	0.800 2.400	.000
12-2030	19.9	21.5	.0	15.553	16.785	.000	-1.250 58.750	0.800 2.400	.000
12-2031	18.8	20.3	.0	14.680	15.836	.000	-1.250 58.750	0.800 2.400	.000
12-2032	17.9	19.3	.0	13.952	15.042	.000	-1.250 58.750	0.800 2.400	.000
12-2033	16.8	18.3	.0	13.101	14.255	.000	-1.250 58.750	0.800 2.400	.000
12-2034	15.6	17.4	.0	12.142	13.578	.000	-1.250 58.750	0.800 2.400	.000
12-2035	14.9	16.6	.0	11.618	12.957	.000	-1.250 58.750	0.800 2.400	.000
12-2036	14.3	15.9	.0	11.174	12.415	.000	-1.250 58.750	0.800 2.400	.000
S Tot	662.7	682.1	.0	516.880	532.028	.000	58.556	2.319	.000
After	224.6	225.7	.0	175.2	176.049	.000	58.750	2.400	.000
Total	887.3	907.8	.0	692.084	708.077	.000	58.605	2.339	.000
Cum	21.1	18.3	.0						
Ult	908.4	926.0	.0						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2018	3,955.367	103.722	.000	0.000	0.000	4,059.089	287.992	.000	2.017
12-2019	4,678.488	173.579	.000	0.000	0.000	4,852.068	344.254	.000	3.056
12-2020	3,212.045	131.692	.000	0.000	0.000	3,343.736	237.238	.000	4.583
12-2021	2,217.206	100.355	.000	0.000	0.000	2,317.561	164.431	.000	6.310
12-2022	1,858.844	88.414	.000	0.000	0.000	1,947.258	138.158	.000	7.770
12-2023	1,711.044	75.526	.000	0.000	0.000	1,786.571	126.757	.000	9.113
12-2024	1,506.096	66.531	.000	0.000	0.000	1,572.627	111.578	.000	10.352
12-2025	1,345.237	59.431	.000	0.000	0.000	1,404.668	99.661	.000	11.589
12-2026	1,222.749	54.008	.000	0.000	0.000	1,276.757	90.586	.000	12.751
12-2027	1,123.825	49.619	.000	0.000	0.000	1,173.444	83.256	.000	13.874
12-2028	1,044.741	46.106	.000	0.000	0.000	1,090.848	77.396	.000	14.925
12-2029	972.805	42.910	.000	0.000	0.000	1,015.715	72.065	.000	16.030
12-2030	913.725	40.284	.000	0.000	0.000	954.009	67.687	.000	17.068
12-2031	862.454	38.006	.000	0.000	0.000	900.459	63.888	.000	18.084
12-2032	819.653	36.101	.000	0.000	0.000	855.754	60.716	.000	19.030
12-2033	769.694	34.211	.000	0.000	0.000	803.905	57.037	.000	19.748
12-2034	713.319	32.587	.000	0.000	0.000	745.906	52.922	.000	19.827
12-2035	682.565	31.096	.000	0.000	0.000	713.661	50.634	.000	20.729
12-2036	656.500	29.797	.000	0.000	0.000	686.297	48.693	.000	21.565
S Tot	30,266.355	1,233.976	.000	0.000	0.000	31,500.332	2,234.949	.000	9.328
After	10,293.272	422.517	.000	0.000	0.000	10,715.789	760.285	.000	31.001
Total	40,559.628	1,656.493	.000	0.000	0.000	42,216.121	2,995.234	.000	14.800

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2018	137.741	20	20.0	0.000	0.000	0.000	1,666.123	1,967.233	1,967.233	1,892.761
12-2019	276.978	23	23.0	0.000	0.000	0.000	679.767	3,551.071	5,518.304	5,088.317
12-2020	313.200	23	23.0	0.000	0.000	0.000	.000	2,793.298	8,311.602	7,347.952
12-2021	313.200	23	23.0	0.000	0.000	0.000	.000	1,839.930	10,151.532	8,693.087
12-2022	313.200	23	23.0	0.000	0.000	0.000	.000	1,495.900	11,647.432	9,682.548
12-2023	313.200	23	23.0	0.000	0.000	0.000	.000	1,346.613	12,994.045	10,488.618
12-2024	313.200	23	23.0	0.000	0.000	0.000	.000	1,147.849	14,141.894	11,110.425
12-2025	313.200	23	23.0	0.000	0.000	0.000	.000	991.807	15,133.701	11,596.656
12-2026	313.200	23	23.0	0.000	0.000	0.000	.000	872.971	16,006.672	11,984.043
12-2027	313.200	23	23.0	0.000	0.000	0.000	.000	776.988	16,783.660	12,296.149
12-2028	313.200	23	23.0	0.000	0.000	0.000	.000	700.252	17,483.912	12,550.744
12-2029	313.200	23	23.0	0.000	0.000	0.000	.000	630.450	18,114.362	12,758.198
12-2030	313.200	23	23.0	0.000	0.000	0.000	.000	573.122	18,687.485	12,928.914
12-2031	313.200	23	23.0	0.000	0.000	0.000	.000	523.372	19,210.857	13,070.038
12-2032	313.200	23	23.0	0.000	0.000	0.000	.000	481.838	19,692.695	13,187.642
12-2033	305.637	23	23.0	0.000	0.000	0.000	.000	441.231	20,133.926	13,285.112
12-2034	285.600	21	21.0	0.000	0.000	0.000	.000	407.384	20,541.309	13,366.575
12-2035	285.600	21	21.0	0.000	0.000	0.000	.000	377.427	20,918.736	13,434.897
12-2036	285.600	21	21.0	0.000	0.000	0.000	.000	352.004	21,270.740	13,492.577
S Tot	5,648.753			0.000	0.000	0.000	2,345.890	21,270.740	21,270.740	13,492.577
After	6,341.081			0.000	0.000	0.000	.000	3,614.423	24,885.163	13,777.548
Total	11,989.833			0.000	0.000	0.000	2,345.890	24,885.163	24,885.163	13,777.548

Strip Pricing (5-01-18)

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2018	66.38	2.86
2019	61.62	2.75
2020	56.43	2.71
2021	53.90	2.78
2022	55.65	3.00
2023	60.00	3.00
Thereafter	Flat	Flat
Cap	60.00	3.00

Percent	Cum. Disc.
5.00	17,512.937
8.00	15,029.119
10.00	13,777.548
12.00	12,744.571
15.00	11,488.322
20.00	9,914.172

8 Months in first year 50.001 Year Life (05/2068)

Summary Plot- TP

Bandolier Energy, LLC Interests

Certain Properties in Oklahoma - Spyglass/Personia Concession

Total Proved Reserves

Gross Production

	Start Date 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	8,809.	57.8	0.00	3.1	158.
Gas - mcf/mo	823.	N.A.	0.00	4.9	66.

	04/2018 Cumulatives	50.00 Year Life (05/2068) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	21.1	887.3	908.4		692.084	40,559.628	2,995.234	11,989.833	24,885.163	13,777.548
Gas - mmcf	18.3	907.8	926.0		708.077	1,656.493	.000	2,345.890		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
10,000.
100.
1,000.
1,000.
10.
100.
100.
1.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

◆ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Date 12/2016 Last Date 04/2018
06 / 08 / 2018 14 : 48 : 25 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD p.out

SUMMARY

Table I- PDP

Composite Reserve Estimates and Economic Forecasts
Bandolier Energy, LLC Interests
Certain Properties in Oklahoma - Spyglass/Personia Concession
Proved Developed Producing Reserves
As of May 1, 2018

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MGals	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/Gal
12-2018	47.5	25.8	.0	37.061	20.117	.000	-1.250 65.130	0.800 2.288	.000
12-2019	39.8	27.1	.0	31.040	21.155	.000	-1.250 60.370	0.800 2.200	.000
12-2020	28.0	19.3	.0	21.824	15.048	.000	-1.250 55.180	0.800 2.168	.000
12-2021	22.1	15.2	.0	17.251	11.857	.000	-1.250 52.650	0.800 2.224	.000
12-2022	18.6	12.7	.0	14.490	9.893	.000	-1.250 54.400	0.800 2.400	.000
12-2023	16.1	10.9	.0	12.593	8.532	.000	-1.250 58.750	0.800 2.400	.000
12-2024	14.4	9.7	.0	11.226	7.548	.000	-1.250 58.750	0.800 2.400	.000
12-2025	13.0	8.7	.0	10.116	6.751	.000	-1.250 58.750	0.800 2.400	.000
12-2026	11.9	7.9	.0	9.255	6.134	.000	-1.250 58.750	0.800 2.400	.000
12-2027	11.0	7.2	.0	8.548	5.629	.000	-1.250 58.750	0.800 2.400	.000
12-2028	10.2	6.7	.0	7.977	5.221	.000	-1.250 58.750	0.800 2.400	.000
12-2029	9.6	6.2	.0	7.451	4.849	.000	-1.250 58.750	0.800 2.400	.000
12-2030	9.0	5.8	.0	7.016	4.541	.000	-1.250 58.750	0.800 2.400	.000
12-2031	8.5	5.5	.0	6.635	4.274	.000	-1.250 58.750	0.800 2.400	.000
12-2032	8.1	5.2	.0	6.316	4.050	.000	-1.250 58.750	0.800 2.400	.000
12-2033	7.5	4.9	.0	5.866	3.830	.000	-1.250 58.750	0.800 2.400	.000
12-2034	6.7	4.7	.0	5.244	3.642	.000	-1.250 58.750	0.800 2.400	.000
12-2035	6.4	4.5	.0	5.022	3.473	.000	-1.250 58.750	0.800 2.400	.000
12-2036	6.2	4.3	.0	4.834	3.326	.000	-1.250 58.750	0.800 2.400	.000
S Tot	294.6	192.1	.0	229.765	149.869	.000	58.927	2.320	.000
After	88.7	51.8	.0	69.2	40.419	.000	58.750	2.400	.000
Total	383.3	244.0	.0	298.985	190.288	.000	58.886	2.337	.000
Cum	21.1	18.3	.0						
Ult	404.4	262.2	.0						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2018	2,413.796	46.028	.000	0.000	0.000	2,459.824	174.525	.000	2.435
12-2019	1,873.864	46.541	.000	0.000	0.000	1,920.405	136.253	.000	4.270
12-2020	1,204.273	32.624	.000	0.000	0.000	1,236.897	87.758	.000	6.066
12-2021	908.240	26.371	.000	0.000	0.000	934.611	66.311	.000	7.677
12-2022	788.231	23.742	.000	0.000	0.000	811.973	57.609	.000	9.146
12-2023	739.851	20.478	.000	0.000	0.000	760.329	53.945	.000	10.531
12-2024	659.517	18.115	.000	0.000	0.000	677.632	48.078	.000	11.823
12-2025	594.307	16.204	.000	0.000	0.000	610.510	43.316	.000	13.130
12-2026	543.708	14.721	.000	0.000	0.000	558.430	39.621	.000	14.362
12-2027	502.195	13.509	.000	0.000	0.000	515.703	36.589	.000	15.560
12-2028	468.662	12.530	.000	0.000	0.000	481.192	34.141	.000	16.683
12-2029	437.738	11.637	.000	0.000	0.000	449.374	31.883	.000	17.872
12-2030	412.174	10.899	.000	0.000	0.000	423.072	30.017	.000	18.990
12-2031	389.827	10.257	.000	0.000	0.000	400.084	28.386	.000	20.088
12-2032	371.087	9.719	.000	0.000	0.000	380.806	27.018	.000	21.112
12-2033	344.648	9.192	.000	0.000	0.000	353.840	25.105	.000	21.529
12-2034	308.073	8.742	.000	0.000	0.000	316.815	22.478	.000	20.510
12-2035	295.061	8.335	.000	0.000	0.000	303.396	21.526	.000	21.424
12-2036	284.002	7.982	.000	0.000	0.000	291.984	20.716	.000	22.270
S Tot	13,539.254	347.624	.000	0.000	0.000	13,886.878	985.274	.000	10.461
After	4,066.692	97.006	.000	0.000	0.000	4,163.698	295.414	.000	30.050
Total	17,605.946	444.630	.000	0.000	0.000	18,050.576	1,280.688	.000	14.960

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2018	98.400	11	11.0	0.000	0.000	0.000	.000	2,186.900	2,186.900	2,124.108
12-2019	147.600	11	11.0	0.000	0.000	0.000	.000	1,636.552	3,823.452	3,586.999
12-2020	147.600	11	11.0	0.000	0.000	0.000	.000	1,001.539	4,824.991	4,396.137
12-2021	147.600	11	11.0	0.000	0.000	0.000	.000	720.700	5,545.691	4,922.816
12-2022	147.600	11	11.0	0.000	0.000	0.000	.000	606.764	6,152.455	5,324.077
12-2023	147.600	11	11.0	0.000	0.000	0.000	.000	558.784	6,711.238	5,658.518
12-2024	147.600	11	11.0	0.000	0.000	0.000	.000	481.954	7,193.192	5,919.578
12-2025	147.600	11	11.0	0.000	0.000	0.000	.000	419.594	7,612.786	6,125.271
12-2026	147.600	11	11.0	0.000	0.000	0.000	.000	371.209	7,983.995	6,289.991
12-2027	147.600	11	11.0	0.000	0.000	0.000	.000	331.514	8,315.510	6,423.152
12-2028	147.600	11	11.0	0.000	0.000	0.000	.000	299.452	8,614.962	6,532.023
12-2029	147.600	11	11.0	0.000	0.000	0.000	.000	269.891	8,884.853	6,620.831
12-2030	147.600	11	11.0	0.000	0.000	0.000	.000	245.455	9,130.308	6,693.945
12-2031	147.600	11	11.0	0.000	0.000	0.000	.000	224.098	9,354.406	6,754.371
12-2032	147.600	11	11.0	0.000	0.000	0.000	.000	206.187	9,560.594	6,804.695
12-2033	140.037	11	11.0	0.000	0.000	0.000	.000	188.698	9,749.292	6,846.380
12-2034	120.000	9	9.0	0.000	0.000	0.000	.000	174.337	9,923.629	6,881.242
12-2035	120.000	9	9.0	0.000	0.000	0.000	.000	161.870	10,085.499	6,910.543
12-2036	120.000	9	9.0	0.000	0.000	0.000	.000	151.268	10,236.767	6,935.330
S Tot	2,664.837			0.000	0.000	0.000	.000	10,236.767	10,236.767	6,935.330
After	2,282.471			0.000	0.000	0.000	.000	1,585.813	11,822.580	7,053.598
Total	4,947.308			0.000	0.000	0.000	.000	11,822.580	11,822.580	7,053.598

Strip Pricing (5-01-18)

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2018	66.38	2.86
2019	61.62	2.75
2020	56.43	2.71
2021	53.90	2.78
2022	55.65	3.00
2023	60.00	3.00
Thereafter	Flat	Flat
Cap	60.00	3.00

Percent	Cum. Disc.
5.00	8,638.895
8.00	7,583.992
10.00	7,053.598
12.00	6,615.837
15.00	6,082.920
20.00	5,413.333

8 Months in first year 50.001 Year Life (05/2068)

Summary Plot- PDP
Bandolier Energy, LLC Interests
Certain Properties in Oklahoma - Spyglass/Personia Concession
Proved Developed Producing Reserves

Gross Production

	As of 05/2018				
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	8,412.	83.6	0.00	3.0	55.
Gas - mcf/mo	823.	N.A.	0.00	4.9	9.

	04/2018 Cumulatives	50.00 Year Life (05/2068) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	21.1	383.3	404.4		298.985	17,605.946	1,280.688	4,947.308	11,822.580	7,053.598
Gas - mmcf	18.3	244.0	262.2		190.288	444.630	.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

◆ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Date 12/2016 Last Date 04/2018
06 / 08 / 2018 14 : 48 : 26 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
SUMMARY

Table II- PDP

Lease Reserve Summary
Bandolier Energy, LLC Interests
Certain Properties in Oklahoma - Spyglass/Personia Concession
Proved Developed Producing Reserves
As of May 1, 2018

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
(MISSISSIPPI CHAT) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
ARSAGA 3H-25			78.0000 NI	1	10.1	9.2	7.2	418.5	37.5	274.4	217.0	118.6
1 PDP Oil		312	100.0000 WI	28.6	78.3	60.6	47.3	110.4	0.0	0.0		
(MISSISSIPPI) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
HICKORY CREEK 4A-22H			78.0000 NI	0	0.2	Non-Commercial						
2 PDP Oil		314	100.0000 WI	0.0	0.0							
(MISSISSIPPI CHAT) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
S. BLACKLAND #2-11			78.0000 NI	1	30.8	26.9	21.0	1,223.0	86.8	286.1	850.2	474.0
3 PDP Oil		320	100.0000 WI	20.7	0.0	0.0	0.0	0.0	0.0	0.0		
(RED FORK) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
W. BLACKLAND #1-3			78.0000 NI	1	51.8	46.1	35.9	2,108.9	155.6	651.6	1,386.5	757.7
4 PDP Oil		321	100.0000 WI	47.2	47.0	46.4	36.2	84.8	0.0	0.0		
(BURGESS) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
W. BLACKLAND #2-3			78.0000 NI	1	27.9	25.7	20.0	1,180.4	88.5	420.5	738.0	501.2
5 PDP Oil		329	100.0000 WI	30.5	36.6	36.6	28.6	66.6	0.0	0.0		
(BURGESS / CHAT) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
W. BLACKLAND #2-34			78.0000 NI	1	127.9	125.4	97.8	5,788.7	415.4	689.9	4,749.2	2,612.8
6 PDP Oil		339	100.0000 WI	50.0	36.1	36.1	28.2	65.8	0.0	0.0		
(MISSISSIPPI CHAT) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
W. BLACKLAND #3-3			78.0000 NI	1	36.0	35.5	27.7	1,632.4	115.8	500.5	1,016.1	666.4
7 PDP Oil		330	100.0000 WI	36.3	0.0	0.0	0.0	0.0	0.0	0.0		
W. BLACKLAND #4-3			78.0000 NI	1	10.4	10.3	8.0	468.1	33.2	212.7	222.2	166.8
8 PDP Oil		332	100.0000 WI	15.4	0.0	0.0	0.0	0.0	0.0	0.0		
(MISSISSIPPI CHAT/BUR) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
W. BLACKLAND #5-3			78.0000 NI	1	53.8	51.1	39.9	2,345.2	166.4	653.1	1,525.7	875.0
9 PDP Oil		331	100.0000 WI	47.3	0.0	0.0	0.0	0.0	0.0	0.0		
(MISSISSIPPI CHAT) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
W. BLACKLAND #6-3			78.0000 NI	1	13.1	11.7	9.1	536.7	38.1	212.1	286.5	223.0
10 PDP Oil		333	100.0000 WI	15.4	0.0	0.0	0.0	0.0	0.0	0.0		
(SKINNER) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
W. BLACKLAND #7-3 (SKINNER)			78.0000 NI	1	28.8	28.5	22.3	1,310.0	101.2	497.8	827.8	542.8
11 PDP Oil		334	100.0000 WI	36.3	64.2	64.2	50.0	116.9	0.0	0.0		
(MISSISSIPPI CHAT) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
W. BLACKLAND #9-3			78.0000 NI	1	13.7	13.0	10.1	594.0	42.1	548.5	3.3	115.2
12 PDP Oil		336	100.0000 WI	40.0	0.0	0.0	0.0	0.0	0.0	0.0		

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
TEXAS REGISTERED ENGINEERING FIRM F-693.
Scenario: .000 6/6/2018 : 4:35:21 PM

Table II- PDP (cont.)

Lease Reserve Summary
Bandolier Energy, LLC Interests
Certain Properties in Oklahoma - Spyglass/Persotnia Concession
Proved Developed Producing Reserves
As of May 1, 2018

OPERATOR LEASE NAME Table Class Major Well No. Start Date ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc @ 10.0 M$
GRAND TOTAL		11	404.4 262.2	383.3 244.0	299.0 190.3	17,606.9 444.6	1,280.7 0.0	4,947.3 0.0	11,822.6	7,063.6

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. Scenario: .000 6/6/2018 : 4:35:21 PM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Performance Petroleum -- Arsaga 3H-25
(Mississippi Chat) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP

As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			04/2018 Cumulatives	28.58 Year Life (11/2046) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	44.	5.4	1.30	3.0	17.	Initial	Final	Oil - mbbls	0.9	9.2	10.0	78.000 NI	7.166	418.452	37.523	274.362	216.976	118.632
Gas - mcf/mo	823.	34.5	1.00	5.0	57.	18,700.	3,430.	Gas - mmcf	17.7	60.6	78.3	100.000 WI	47.302	110.409	.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
100.
100.
10.
10.
1.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir : Mississippi Chat

Arsaga 3H-25

OK OIL

◆ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2016 Last Data 04/2018
06 / 08 / 2018 14 : 48 : 27 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 312*

Performance Petroleum -- Hickory Creek 4A-22H
(Mississippi) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP

As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	0.	5.7	1.30	0.0	0.		
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.

	04/2018 Cumulatives	0.0 Year Life (05/2018) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.2	0.0	0.2	78.000	NI	.000	.000	0.000	0.000	.000	.000
Gas - mmcf	0.0	0.0	0.0	100.000	WI	.000	.000	.000	0.000		



OIL (bbls/mo)
Wellcount
100.
10.
1.
NON-COMMERCIAL
2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036
TIME (years)

Reservoir : Mississippi

Hickory Creek 4A-22H

OK OIL

◆ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 01/2017 Last Data 04/2018
06 / 08 / 2018 14 : 48 : 27 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 314*

Performance Petroleum -- S. Blackland #2-11
(Mississippi Chat) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP

As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	245.	17.5	1.30	3.1	61.		
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.

	04/2018 Cumulatives	20.73 Year Life (01/2039) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	3.9	26.9	30.8	78.000 NI	20.960	1,223.027	86.774	286.090	850.163	474.049
Gas - mmcf	0.0	0.0	0.0	100.000 WI	.000	.000	.000	0.000		



OIL (bbls/mo)
Wellcount
100.
10.
1.
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
TIME (years)

Reservoir : Mississippi Chat

S. Blackland #2-11

OK OIL

• ⊛ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 11/2017 Last Data 04/2018
06 / 08 / 2018 14 : 48 : 27 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 320*

Performance Petroleum -- W. Blackland #1-3
(Red Fork) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP | As of 05/2018

	As of 05/2018 Q i	D ei	n	D ef	Q ab	GOR - scf/bbl Initial	Final		04/2018 Cumulatives	47.23 Year Life (07/2065) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	581.	51.4	1.30	3.0	26.			Oil - mbbls	5.7	46.1	51.8	78.000 NI	35.943	2,108.920	155.647	651.628	1,386.484	757.725
Gas - mcf/mo	0.	0.0	0.00	3.0	25.	0.	965.	Gas - mmcf	0.6	46.4	47.0	100.000 WI	36.196	84.840	.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
100.
100.
10.
10.
1.
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
TIME (years)

Reservoir : Red Fork | W. Blackland #1-3

OK OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 07/2017 Last Data 04/2018
06 / 08 / 2018 14 : 48 : 27 21 API:

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 321*

Cawley, Gillespie & Associates, Inc.

Performance Petroleum -- W. Blackland #2-3
(Burgess) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP

As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		04/2018 Cumulatives	30.48 Year Life (10/2048) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	591.	79.2	1.30	3.0	26.			Oil - mbbls	2.2	25.7	27.9	78.000 NI	20.034	1,180.417	88.479	420.536	738.047	501.233
Gas - mcf/mo	0.	0.0	0.00	3.0	38.	0.	1,480.	Gas - mmcf	0.0	36.6	36.6	100.000 WI	28.563	66.646	.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
100.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037

TIME (years)

Reservoir : Burgess

W. Blackland #2-3

OK OIL

◆ ◎ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 01/2018 Last Data 04/2018
06 / 08 / 2018 14 : 48 : 27 21 API:

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 329*

Cawley, Gillespie & Associates, Inc.

Performance Petroleum -- W. Blackland #2-34

(Burgess / Chat) FIELD

Osage COUNTY, OKLAHOMA

Reserve Category : PDP — As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		04/2018 Cumulatives	50.00 Year Life (05/2068) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	4,001.	97.4	1.30	3.0	55.			Oil - mbbls	2.5	125.4	127.9	78.000 NI	97.826	5,788.698	415.379	689.929	4,749.221	2,612.824
Gas - mcf/mo	0.	0.0	0.00	4.9	9.	0.	173.	Gas - mmcf	0.0	36.1	36.1	100.000 WI	28.185	65.831	.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
100.
100.
10.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
TIME (years)

Reservoir : Burgess / Chat

W. Blackland #2-34

OK OIL

◆ ◎ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Date 04/2018 Last Date 04/2018
06 / 08 / 2018 14 : 48 : 27 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 339*

Performance Petroleum -- W. Blackland #3-3

(Mississippi Chat) FIELD

Osage COUNTY, OKLAHOMA

Reserve Category : PDP

As of 05/2018

	As of 05/2018 Q i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	881.	86.3	1.30	3.0	27.	Initial	Final
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.

	04/2018 Cumulatives	36.27 Year Life (08/2054) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.6	35.5	36.0	78.000 NI	27.671	1,632.428	115.821	500.459	1,016.148	666.368
Gas - mmcf	0.0	0.0	0.0	100.000 WI	.000	.000	.000	0.000		



OIL (bbls/mo)
Wellcount
100.
10.
1.
2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037
TIME (years)

Reservoir : Mississippi Chat

W. Blackland #3-3

OK OIL

◆ ◎ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 04/2018 Last Data 04/2018
06 / 08 / 2018 14 : 48 : 27 21 API:

KC H:\cga8216\PhD \pdp.out

(DEFAULT) *ASN 330*

Cawley, Gillespie & Associates, Inc.

Performance Petroleum -- W. Blackland #4-3
(Mississippi Chat) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP — As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		04/2018 Cumulatives	15.42 Year Life (10/2033) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	175.	41.3	1.30	4.5	27.			Oil - mbbls	0.2	10.3	10.4	78.000 NI	8.000	468.140	33.215	212.720	222.206	166.821
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.	Gas - mmcf	0.0	0.0	0.0	100.000 WI	.000	.000	.000	0.000		



OIL (bbls/mo)
Wellcount
100.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
TIME (years)

Reservoir : Mississippi Chat

W. Blackland #4-3

OK OIL

◆ ◎ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 04/2018 Last Data 04/2018
06 / 08 / 2018 14 : 48 : 27 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 332*

Performance Petroleum -- W. Blackland #5-3
(Mississippi Chat/Bur) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP

As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	869.	70.0	1.30	3.1	27.		
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.

	04/2018 Cumulatives	47.33 Year Life (09/2065) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	2.7	51.1	53.8	78.000	NI	39.875	2,345.208	166.392	653.075	1,525.740	875.001
Gas - mmcf	0.0	0.0	0.0	100.000	WI	.000	.000	.000	0.000		



OIL (bbls/mo)
Wellcount
1,000.
100.
100.
10.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
TIME (years)

Reservoir : Mississippi Chat/Bur

W. Blackland #5-3

OK OIL

• ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 01/2018 Last Data 04/2018
06 / 08 / 2018 14 : 48 : 27 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 331*

Performance Petroleum -- W. Blackland #6-3
(Mississippi Chat) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP — As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	295.	68.0	1.30	4.8	27.		
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.

	04/2018 Cumulatives	15.38 Year Life (09/2033) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	1.4	11.7	13.1	78.000 NI	9.124	536.685	38.078	212.117	286.490	222.975
Gas - mmcf	0.0	0.0	0.0	100.000 WI	.000	.000	.000	0.000		


OIL (bbls/mo)
Wellcount
100.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
TIME (years)

Reservoir : Mississippi Chat

W. Blackland #6-3

OK OIL

♦ ◎ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 02/2018 Last Data 04/2018
06 / 08 / 2018 14 : 48 : 27 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 333*

Performance Petroleum -- W. Blackland #7-3 (Skinner)
(Skinner) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP

As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	573.	74.7	1.30	100.0	0.		
Gas - mcf/mo	0.	0.0	0.00	100.0	0.	0.	0.

	04/2018 Cumulatives	36.34 Year Life (09/2054) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv. Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.2	28.5	28.8	78.000 NI	22.255	1,310.016	101.240	497.841	827.839	542.805
Gas - mmcf	0.0	64.2	64.2	100.000 WI	50.042	116.904	.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
100.
1,000.
100.
10.
100.
10.
1.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
TIME (years)

Reservoir : Skinner

W. Blackland #7-3 (Skinner)

OK OIL

• ⊛ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 04/2018 Last Data 04/2018
06 / 08 / 2018 14 : 48 : 27 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 334*

Performance Petroleum -- W. Blackland #9-3
(Mississippi Chat) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	156.	45.1	1.30	88.2	0.		
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.

	04/2018 Cumulatives	39.99 Year Life (04/2058) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% K$
Oil - mbbls	0.7	13.0	13.7	78.000 NI	10.131	593.954	42.141	548.550	3.263	115.165
Gas - mmcf	0.0	0.0	0.0	100.000 WI	.000	.000	.000	0.000		



OIL (bbls/mo)
Wellcount
100.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037

TIME (years)

Reservoir : Mississippi Chat

W. Blackland #9-3

OK OIL

◆ ⊛ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 03/2018 Last Data 04/2018
06 / 08 / 2018 14 : 48 : 27 21 API:

KC H:\cga8216\PhD \pdp.out
(DEFAULT) *ASN 336*

Cawley, Gillespie & Associates, Inc.

Table I- PDBP

Composite Reserve Estimates and Economic Forecasts
Bandolier Energy, LLC Interests
Certain Properties in Oklahoma - Spyglass/Personia Concession
Proved Developed Behind-Pipe Reserves
As of May 1, 2018

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MGals	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/Gal
12-2018	6.9	4.9	.0	5.413	3.792	.000	-1.250 65.130	0.800 2.288	.000
12-2019	7.1	5.6	.0	5.554	4.377	.000	-1.250 60.370	0.800 2.200	.000
12-2020	4.5	3.8	.0	3.541	2.967	.000	-1.250 55.180	0.800 2.168	.000
12-2021	3.4	3.0	.0	2.671	2.308	.000	-1.250 52.650	0.800 2.224	.000
12-2022	2.8	2.5	.0	2.180	1.922	.000	-1.250 54.400	0.800 2.400	.000
12-2023	2.4	2.1	.0	1.857	1.662	.000	-1.250 58.750	0.800 2.400	.000
12-2024	2.1	1.9	.0	1.631	1.477	.000	-1.250 58.750	0.800 2.400	.000
12-2025	1.9	1.7	.0	1.453	1.328	.000	-1.250 58.750	0.800 2.400	.000
12-2026	1.7	1.6	.0	1.317	1.214	.000	-1.250 58.750	0.800 2.400	.000
12-2027	1.5	1.4	.0	1.207	1.121	.000	-1.250 58.750	0.800 2.400	.000
12-2028	1.4	1.3	.0	1.119	1.046	.000	-1.250 58.750	0.800 2.400	.000
12-2029	1.3	1.3	.0	1.040	.977	.000	-1.250 58.750	0.800 2.400	.000
12-2030	1.2	1.2	.0	.974	.920	.000	-1.250 58.750	0.800 2.400	.000
12-2031	1.2	1.1	.0	.917	.871	.000	-1.250 58.750	0.800 2.400	.000
12-2032	1.1	1.1	.0	.870	.829	.000	-1.250 58.750	0.800 2.400	.000
12-2033	1.1	1.0	.0	.824	.785	.000	-1.250 58.750	0.800 2.400	.000
12-2034	1.0	1.0	.0	.785	.746	.000	-1.250 58.750	0.800 2.400	.000
12-2035	1.0	.9	.0	.750	.709	.000	-1.250 58.750	0.800 2.400	.000
12-2036	.9	.9	.0	.720	.675	.000	-1.250 58.750	0.800 2.400	.000
S Tot	44.6	38.1	.0	34.824	29.724	.000	58.897	2.319	.000
After	14.8	11.8	.0	11.5	9.191	.000	58.750	2.400	.000
Total	59.4	49.9	.0	46.367	38.915	.000	58.860	2.338	.000
Cum	.0	.0	.0						
Ult	59.4	49.9	.0						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2018	352.549	8.675	.000	0.000	0.000	361.224	25.629	.000	2.387
12-2019	335.283	9.630	.000	0.000	0.000	344.913	24.472	.000	4.393
12-2020	195.372	6.433	.000	0.000	0.000	201.805	14.318	.000	6.840
12-2021	140.639	5.133	.000	0.000	0.000	145.771	10.342	.000	9.032
12-2022	118.601	4.612	.000	0.000	0.000	123.213	8.742	.000	11.038
12-2023	109.122	3.988	.000	0.000	0.000	113.110	8.025	.000	12.931
12-2024	95.837	3.544	.000	0.000	0.000	99.381	7.051	.000	14.701
12-2025	85.365	3.187	.000	0.000	0.000	88.552	6.283	.000	16.484
12-2026	77.372	2.913	.000	0.000	0.000	80.285	5.696	.000	18.167
12-2027	70.915	2.689	.000	0.000	0.000	73.604	5.222	.000	19.802
12-2028	65.751	2.509	.000	0.000	0.000	68.260	4.843	.000	21.339
12-2029	61.071	2.344	.000	0.000	0.000	63.415	4.499	.000	22.956
12-2030	57.229	2.208	.000	0.000	0.000	59.437	4.217	.000	24.480
12-2031	53.901	2.090	.000	0.000	0.000	55.990	3.973	.000	25.975
12-2032	51.123	1.989	.000	0.000	0.000	53.112	3.768	.000	27.372
12-2033	48.405	1.885	.000	0.000	0.000	50.290	3.568	.000	28.907
12-2034	46.111	1.791	.000	0.000	0.000	47.902	3.399	.000	30.356
12-2035	44.053	1.701	.000	0.000	0.000	45.754	3.246	.000	31.798
12-2036	42.308	1.620	.000	0.000	0.000	43.928	3.117	.000	33.147
S Tot	2,051.005	68.943	.000	0.000	0.000	2,119.947	150.410	.000	12.852
After	678.184	22.059	.000	0.000	0.000	700.243	49.682	.000	52.493
Total	2,729.188	91.002	.000	0.000	0.000	2,820.190	200.093	.000	22.659

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2018	14.431	2	2.0	0.000	0.000	0.000	80.000	241.165	241.165	230.843
12-2019	27.600	2	2.0	0.000	0.000	0.000	.000	292.842	534.007	492.951
12-2020	27.600	2	2.0	0.000	0.000	0.000	.000	159.887	693.894	622.203
12-2021	27.600	2	2.0	0.000	0.000	0.000	.000	107.829	801.723	701.036
12-2022	27.600	2	2.0	0.000	0.000	0.000	.000	86.871	888.593	758.504
12-2023	27.600	2	2.0	0.000	0.000	0.000	.000	77.485	966.078	804.891
12-2024	27.600	2	2.0	0.000	0.000	0.000	.000	64.730	1,030.808	839.962
12-2025	27.600	2	2.0	0.000	0.000	0.000	.000	54.670	1,085.477	866.768
12-2026	27.600	2	2.0	0.000	0.000	0.000	.000	46.988	1,132.466	887.622
12-2027	27.600	2	2.0	0.000	0.000	0.000	.000	40.782	1,173.248	904.006
12-2028	27.600	2	2.0	0.000	0.000	0.000	.000	35.817	1,209.065	917.031
12-2029	27.600	2	2.0	0.000	0.000	0.000	.000	31.316	1,240.381	927.337
12-2030	27.600	2	2.0	0.000	0.000	0.000	.000	27.620	1,268.001	935.566
12-2031	27.600	2	2.0	0.000	0.000	0.000	.000	24.418	1,292.418	942.151
12-2032	27.600	2	2.0	0.000	0.000	0.000	.000	21.744	1,314.162	947.459
12-2033	27.600	2	2.0	0.000	0.000	0.000	.000	19.122	1,333.284	951.684
12-2034	27.600	2	2.0	0.000	0.000	0.000	.000	16.903	1,350.187	955.065
12-2035	27.600	2	2.0	0.000	0.000	0.000	.000	14.908	1,365.095	957.764
12-2036	27.600	2	2.0	0.000	0.000	0.000	.000	13.212	1,378.306	959.929
S Tot	511.231			0.000	0.000	0.000	80.000	1,378.306	1,378.306	959.929
After	686.371			0.000	0.000	0.000	.000	-35.810	1,342.497	964.981
Total	1,197.601			0.000	0.000	0.000	80.000	1,342.497	1,342.497	964.981

Strip Pricing (5-01-18)

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2018	66.33	2.86
2019	61.62	2.75
2020	56.43	2.71
2021	53.90	2.78
2022	55.65	3.00
2023	60.00	3.00
Thereafter	Flat	Flat
Cap	60.00	3.00

Percent	Cum. Disc.
5.00	1,136.037
8.00	1,026.800
10.00	964.981
12.00	910.887
15.00	841.685
20.00	750.119

8 Months in first year   50.001 Year Life (05/2068)

Summary Plot- PDBP
Bandolier Energy, LLC Interests
Certain Properties in Oklahoma - Spyglass/Personia Concession
Proved Developed Behind-Pipe Reserves

Gross Production

	Start Date 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	396.	N.A.	0.00	3.7	13.
Gas - mcf/mo	572.	74.4	0.00	5.7	8.

	04/2018 Cumulatives	50.00 Year Life (05/2068) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	59.4	59.4		46.367	2,729.188	200.093	1,197.601	1,342.497	964.981
Gas - mmcf	0.0	49.9	49.9		38.915	91.002	.000	80.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
100.
100.
10.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
TIME (years)

◆ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Date 00/ 0 Last Date 00/ 0
06 / 08 / 2018 14 : 48 : 28 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdbp.out
SUMMARY

Table II- PDBP

Lease Reserve Summary
Bandolier Energy, LLC Interests
Certain Properties in Oklahoma - Spyglass/Personia Concession
Proved Developed Behind-Pipe Reserves
As of May 1, 2018

OPERATOR LEASE NAME Table Class Major Well No. Start Date ASN	Current Interest %	WellCnt Life	Ultimate Recovery	Gross Reserves MBBL / MMCF	Net Reserves	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow Rate of Return M$ / %	Cash Flow Disc @ 10.0 Payout M$ / Yrs
(MISS. CHAT) -- OSAGE COUNTY, OKLAHOMA										
PERFORMANCE PETROLEUM										
W. BLACKLAND #2-3 (CHAT)	78.0000 NI	1	28.4	28.4	22.1	1,306.2	96.4	689.4	542.8	444.5
1 PDBP Oil 05/18 340	100.0000 WI	50.0	29.3	29.3	22.8	53.4	0.0	30.0	100.0	0.12
(SKINNER) -- OSAGE COUNTY, OKLAHOMA										
PERFORMANCE PETROLEUM										
W. BLACKLAND #7-3 (MISS. CHAT	78.0000 NI	1	31.1	31.1	24.2	1,424.0	103.7	508.2	799.7	520.5
2 PDBP Oil 08/18 341	100.0000 WI	37.0	20.6	20.6	16.1	37.6	0.0	50.0	100.0	0.36
GRAND TOTAL		2	59.4	59.4	46.4	2,729.2	200.1	1,197.6	1,342.5	965.0
			49.9	49.9	38.9	91.0	0.0	80.0		

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
TEXAS REGISTERED ENGINEERING FIRM F-693.

Scenario: .118   6/6/2018 : 4:35:22 PM

Table I- PUD

Composite Reserve Estimates and Economic Forecasts
Bandolier Energy, LLC Interests
Certain Properties in Oklahoma - Spyglass/Personia Concession
Proved Undeveloped Reserves
As of May 1, 2018

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MGals	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/Gal
12-2018	23.4	27.5	.0	18.256	21.424	.000	-1.250 65.130	0.800 2.288	.000
12-2019	52.4	68.4	.0	40.903	53.367	.000	-1.250 60.370	0.800 2.200	.000
12-2020	42.1	54.8	.0	32.845	42.728	.000	-1.250 55.180	0.800 2.168	.000
12-2021	28.4	39.7	.0	22.190	30.958	.000	-1.250 52.650	0.800 2.224	.000
12-2022	22.4	32.1	.0	17.500	25.025	.000	-1.250 54.400	0.800 2.400	.000
12-2023	18.8	27.3	.0	14.674	21.275	.000	-1.250 58.750	0.800 2.400	.000
12-2024	16.4	24.0	.0	12.779	18.697	.000	-1.250 58.750	0.800 2.400	.000
12-2025	14.5	21.4	.0	11.329	16.683	.000	-1.250 58.750	0.800 2.400	.000
12-2026	13.1	19.4	.0	10.241	15.156	.000	-1.250 58.750	0.800 2.400	.000
12-2027	12.0	17.9	.0	9.374	13.926	.000	-1.250 58.750	0.800 2.400	.000
12-2028	11.1	16.6	.0	8.686	12.945	.000	-1.250 58.750	0.800 2.400	.000
12-2029	10.3	15.5	.0	8.068	12.054	.000	-1.250 58.750	0.800 2.400	.000
12-2030	9.7	14.5	.0	7.563	11.324	.000	-1.250 58.750	0.800 2.400	.000
12-2031	9.1	13.7	.0	7.127	10.691	.000	-1.250 58.750	0.800 2.400	.000
12-2032	8.7	13.0	.0	6.765	10.164	.000	-1.250 58.750	0.800 2.400	.000
12-2033	8.2	12.4	.0	6.411	9.639	.000	-1.250 58.750	0.800 2.400	.000
12-2034	7.8	11.8	.0	6.113	9.189	.000	-1.250 58.750	0.800 2.400	.000
12-2035	7.5	11.3	.0	5.846	8.775	.000	-1.250 58.750	0.800 2.400	.000
12-2036	7.2	10.8	.0	5.620	8.414	.000	-1.250 58.750	0.800 2.400	.000
S Tot	323.5	451.8	.0	252.291	352.435	.000	58.171	2.319	.000
After	121.1	162.1	.0	94.4	126.438	.000	58.750	2.400	.000
Total	444.5	613.9	.0	346.732	478.873	.000	58.329	2.341	.000
Cum	.0	.0	.0						
Ult	444.5	613.9	.0						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2018	1,189.022	49.019	.000	0.000	0.000	1,238.040	87.839	.000	1.141
12-2019	2,469.341	117.408	.000	0.000	0.000	2,586.749	183.530	.000	2.044
12-2020	1,812.400	92.635	.000	0.000	0.000	1,905.034	135.162	.000	3.453
12-2021	1,168.327	68.852	.000	0.000	0.000	1,237.178	87.778	.000	5.046
12-2022	952.012	60.060	.000	0.000	0.000	1,012.072	71.807	.000	6.368
12-2023	862.071	51.061	.000	0.000	0.000	913.132	64.787	.000	7.574
12-2024	750.742	44.872	.000	0.000	0.000	795.614	56.449	.000	8.682
12-2025	665.565	40.040	.000	0.000	0.000	705.605	50.063	.000	9.781
12-2026	601.669	36.374	.000	0.000	0.000	638.043	45.269	.000	10.809
12-2027	550.715	33.421	.000	0.000	0.000	584.136	41.444	.000	11.800
12-2028	510.328	31.067	.000	0.000	0.000	541.395	38.412	.000	12.726
12-2029	473.996	28.929	.000	0.000	0.000	502.926	35.683	.000	13.695
12-2030	444.323	27.177	.000	0.000	0.000	471.500	33.453	.000	14.603
12-2031	418.726	25.659	.000	0.000	0.000	444.385	31.529	.000	15.490
12-2032	397.444	24.393	.000	0.000	0.000	421.836	29.929	.000	16.314
12-2033	376.641	23.135	.000	0.000	0.000	399.775	28.364	.000	17.212
12-2034	359.134	22.054	.000	0.000	0.000	381.188	27.045	.000	18.052
12-2035	343.450	21.061	.000	0.000	0.000	364.511	25.862	.000	18.882
12-2036	330.190	20.195	.000	0.000	0.000	350.384	24.860	.000	19.651
S Tot	14,676.097	817.410	.000	0.000	0.000	15,493.507	1,099.264	.000	7.950
After	5,548.396	303.451	.000	0.000	0.000	5,851.848	415.189	.000	29.193
Total	20,224.493	1,120.861	.000	0.000	0.000	21,345.354	1,514.453	.000	13.703

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2018	24.910	7	7.0	0.000	0.000	0.000	1,586.123	-460.832	-460.832	-462.189
12-2019	101.775	10	10.0	0.000	0.000	0.000	679.767	1,621.677	1,160.845	1,008.367
12-2020	138.000	10	10.0	0.000	0.000	0.000	.000	1,631.872	2,792.717	2,329.612
12-2021	138.000	10	10.0	0.000	0.000	0.000	.000	1,011.400	3,804.118	3,069.234
12-2022	138.000	10	10.0	0.000	0.000	0.000	.000	802.266	4,606.384	3,599.967
12-2023	138.000	10	10.0	0.000	0.000	0.000	.000	710.345	5,316.729	4,025.209
12-2024	138.000	10	10.0	0.000	0.000	0.000	.000	601.166	5,917.894	4,350.884
12-2025	138.000	10	10.0	0.000	0.000	0.000	.000	517.543	6,435.437	4,604.617
12-2026	138.000	10	10.0	0.000	0.000	0.000	.000	454.774	6,890.211	4,806.430
12-2027	138.000	10	10.0	0.000	0.000	0.000	.000	404.692	7,294.903	4,968.991
12-2028	138.000	10	10.0	0.000	0.000	0.000	.000	364.983	7,659.886	5,101.689
12-2029	138.000	10	10.0	0.000	0.000	0.000	.000	329.243	7,989.129	5,210.029
12-2030	138.000	10	10.0	0.000	0.000	0.000	.000	300.047	8,289.176	5,299.404
12-2031	138.000	10	10.0	0.000	0.000	0.000	.000	274.856	8,564.032	5,373.516
12-2032	138.000	10	10.0	0.000	0.000	0.000	.000	253.907	8,817.939	5,435.487
12-2033	138.000	10	10.0	0.000	0.000	0.000	.000	233.411	9,051.350	5,487.047
12-2034	138.000	10	10.0	0.000	0.000	0.000	.000	216.143	9,267.493	5,530.269
12-2035	138.000	10	10.0	0.000	0.000	0.000	.000	200.649	9,468.142	5,566.590
12-2036	138.000	10	10.0	0.000	0.000	0.000	.000	187.525	9,655.667	5,597.318
S Tot	2,472.685			0.000	0.000	0.000	2,265.890	9,655.667	9,655.667	5,597.318
After	3,372.239			0.000	0.000	0.000	.000	2,064.420	11,720.087	5,758.968
Total	5,844.924			0.000	0.000	0.000	2,265.890	11,720.087	11,720.087	5,758.968

Strip Pricing (5-01-18)

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2018	66.35	2.86
2019	61.62	2.75
2020	56.43	2.71
2021	53.90	2.78
2022	55.65	3.00
2023	60.00	3.00
Thereafter	Flat	Flat
Cap	60.00	3.00

Percent	Cum. Disc.
5.00	7,738.005
8.00	6,418.327
10.00	5,758.968
12.00	5,217.847
15.00	4,563.716
20.00	3,750.720

8 Months in first year   50.001 Year Life (05/2068)

PHD   6/6/2018 16:35:23
Summary

Summary Plot- PUD
Bandolier Energy, LLC Interests
Certain Properties in Oklahoma - Spyglass/Personia Concession
Proved Undeveloped Reserves

Gross Production

	Start Date 06/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	324.	N.A.	0.00	3.0	91.
Gas - mcf/mo	548.	N.A.	0.00	5.0	49.

	04/2018 Cumulatives	50.00 Year Life (05/2068) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	444.5	444.5		346.732	20,224.493	1,514.453	5,844.924	11,720.087	5,758.968
Gas - mmcf	0.0	613.9	613.9		478.873	1,120.861	.000	2,265.890		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
TIME (years)

• ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 00/ 0 Last Data 00/ 0
06 / 08 / 2018 14 : 48 : 31 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pud.out
SUMMARY

Table II- PUD

Lease Reserve Summary
Bandolier Energy, LLC Interests
Certain Properties in Oklahoma - Spyglass/Personia Concession
Proved Undeveloped Reserves
As of May 1, 2018

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery MBBL / MMCF	Gross Reserves MBBL / MMCF	Net Reserves MBBL / MMCF	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow Rate of Return M$ / %	Cash Flow Disc @ 10.0 Payout M$ / Yrs
(MISSISSIPPI CHAT) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
ARSAGA #19-1 1 PUD Oil	10/18	355	78.0000 NI 100.0000 WI	1 40.7	35.8 88.6	35.8 88.6	27.9 69.1	1,631.7 161.8	127.3 0.0	560.7 226.6	879.0 100.0	429.8 1.17
ARSAGA #19-2 2 PUD Oil	10/18	356	78.0000 NI 100.0000 WI	1 40.7	35.8 88.6	35.8 88.6	27.9 69.1	1,630.6 161.8	127.2 0.0	560.7 226.6	878.0 99.0	427.6 1.20
ARSAGA #25-2 3 PUD Oil	06/18	326	78.0000 NI 100.0000 WI	1 40.7	35.8 88.6	35.8 88.6	27.9 69.1	1,641.9 161.9	128.0 0.0	560.7 226.6	888.5 100.0	452.3 0.84
ARSAGA #30-1 4 PUD Oil	10/18	354	78.0000 NI 100.0000 WI	1 40.7	35.8 88.6	35.8 88.6	27.9 69.1	1,629.5 161.8	127.1 0.0	560.7 226.6	877.0 99.0	425.5 1.23
S. BLACKLAND #4-11 5 PUD Oil	11/19	357	78.0000 NI 100.0000 WI	1 37.6	32.9 27.8	32.9 27.8	25.7 21.7	1,477.5 50.8	108.4 0.0	518.2 226.6	675.1 69.0	282.4 2.54
S. BLACKLAND #5-11 6 PUD Oil	11/19	358	78.0000 NI 100.0000 WI	1 37.6	32.9 27.8	32.9 27.8	25.7 21.7	1,476.3 50.8	108.4 0.0	518.2 226.6	674.1 68.0	280.3 2.58
S. BLACKLAND #6-11 7 PUD Oil	12/19	359	78.0000 NI 100.0000 WI	1 37.3	31.9 27.8	31.9 27.8	24.9 21.7	1,432.5 50.8	105.2 0.0	514.3 226.6	637.1 59.0	254.7 2.81
(BURGESS / CHAT) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
W. BLACKLAND #3-34 8 PUD Oil	09/18	344	78.0000 NI 100.0000 WI	1 49.7	67.9 58.7	67.9 58.7	53.0 45.8	3,107.0 107.0	228.0 0.0	684.6 226.6	2,074.8 100.0	1,078.6 0.62
W. BLACKLAND #4-34 9 PUD Oil	09/18	345	78.0000 NI 100.0000 WI	1 49.7	67.9 58.7	67.9 58.7	53.0 45.8	3,104.4 107.0	227.8 0.0	684.2 226.6	2,072.7 100.0	1,073.8 0.65
W. BLACKLAND #5-34 10 PUD Oil	11/18	346	78.0000 NI 100.0000 WI	1 49.5	67.8 58.7	67.8 58.7	52.9 45.8	3,093.1 106.9	227.0 0.0	682.7 226.6	2,063.7 100.0	1,063.9 0.76
GRAND TOTAL				10	444.5 613.9	444.5 613.9	346.7 478.9	20,224.5 1,120.9	1,514.5 0.0	5,844.9 2,265.9	11,720.1	5,759.0

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
TEXAS REGISTERED ENGINEERING FIRM F-693.

Scenario: 1172   6/6/2018 : 4:35:23 PM

Table I- PROB

Composite Reserve Estimates and Economic Forecasts
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Probable Undeveloped Reserves
As of May 1, 2018

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MGals	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/Gal
12-2018	17.7	12.1	.0	13.791	9.463	.000	-1.250 65.130	0.800 2.288	.000
12-2019	67.1	53.7	.0	52.335	41.866	.000	-1.250 60.370	0.800 2.200	.000
12-2020	34.1	30.0	.0	26.604	23.401	.000	-1.250 55.180	0.800 2.168	.000
12-2021	24.2	22.0	.0	18.900	17.186	.000	-1.250 52.650	0.800 2.224	.000
12-2022	19.2	17.8	.0	14.986	13.909	.000	-1.250 54.400	0.800 2.400	.000
12-2023	16.1	15.2	.0	12.551	11.823	.000	-1.250 58.750	0.800 2.400	.000
12-2024	14.0	13.3	.0	10.898	10.387	.000	-1.250 58.750	0.800 2.400	.000
12-2025	12.3	11.9	.0	9.629	9.266	.000	-1.250 58.750	0.800 2.400	.000
12-2026	11.1	10.8	.0	8.674	8.417	.000	-1.250 58.750	0.800 2.400	.000
12-2027	10.1	9.9	.0	7.913	7.733	.000	-1.250 58.750	0.800 2.400	.000
12-2028	9.4	9.2	.0	7.309	7.188	.000	-1.250 58.750	0.800 2.400	.000
12-2029	8.7	8.6	.0	6.768	6.694	.000	-1.250 58.750	0.800 2.400	.000
12-2030	8.1	8.1	.0	6.326	6.288	.000	-1.250 58.750	0.800 2.400	.000
12-2031	7.6	7.6	.0	5.945	5.938	.000	-1.250 58.750	0.800 2.400	.000
12-2032	7.2	7.2	.0	5.628	5.645	.000	-1.250 58.750	0.800 2.400	.000
12-2033	6.8	6.9	.0	5.320	5.347	.000	-1.250 58.750	0.800 2.400	.000
12-2034	6.5	6.5	.0	5.061	5.080	.000	-1.250 58.750	0.800 2.400	.000
12-2035	6.2	6.2	.0	4.829	4.826	.000	-1.250 58.750	0.800 2.400	.000
12-2036	5.9	5.9	.0	4.633	4.597	.000	-1.250 58.750	0.800 2.400	.000
S Tot	292.4	262.9	.0	228.101	205.054	.000	58.300	2.313	.000
After	113.5	89.3	.0	88.5	69.689	.000	58.750	2.400	.000
Total	406.0	352.2	.0	316.651	274.742	.000	58.426	2.335	.000
Cum	.0	.0	.0						
Ult	406.0	352.2	.0						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2018	898.205	21.651	.000	0.000	0.000	919.856	65.264	.000	.848
12-2019	3,159.456	92.105	.000	0.000	0.000	3,251.561	230.698	.000	1.396
12-2020	1,468.020	50.732	.000	0.000	0.000	1,518.752	107.755	.000	2.714
12-2021	995.091	38.221	.000	0.000	0.000	1,033.312	73.313	.000	3.804
12-2022	815.248	33.382	.000	0.000	0.000	848.629	60.210	.000	4.785
12-2023	737.346	28.376	.000	0.000	0.000	765.722	54.328	.000	5.702
12-2024	640.251	24.929	.000	0.000	0.000	665.180	47.195	.000	6.556
12-2025	565.686	22.239	.000	0.000	0.000	587.925	41.713	.000	7.411
12-2026	509.617	20.200	.000	0.000	0.000	529.817	37.590	.000	8.217
12-2027	464.893	18.559	.000	0.000	0.000	483.452	34.301	.000	8.998
12-2028	429.414	17.251	.000	0.000	0.000	446.665	31.691	.000	9.733
12-2029	397.622	16.065	.000	0.000	0.000	413.686	29.351	.000	10.503
12-2030	371.649	15.092	.000	0.000	0.000	386.742	27.439	.000	11.229
12-2031	349.277	14.250	.000	0.000	0.000	363.527	25.792	.000	11.940
12-2032	330.658	13.547	.000	0.000	0.000	344.206	24.421	.000	12.605
12-2033	312.573	12.833	.000	0.000	0.000	325.406	23.088	.000	13.330
12-2034	297.341	12.192	.000	0.000	0.000	309.533	21.961	.000	14.015
12-2035	283.715	11.583	.000	0.000	0.000	295.298	20.951	.000	14.698
12-2036	272.174	11.033	.000	0.000	0.000	283.207	20.094	.000	15.336
S Tot	13,298.234	474.242	.000	0.000	0.000	13,772.476	977.157	.000	5.732
After	5,202.309	167.253	.000	0.000	0.000	5,369.562	380.970	.000	25.897
Total	18,500.543	641.495	.000	0.000	0.000	19,142.038	1,358.128	.000	11.305

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2018	13.038	6	6.0	0.000	0.000	0.000	1,132.945	-291.391	-291.391	-266.195
12-2019	82.800	6	6.0	0.000	0.000	0.000	.000	2,938.063	2,646.672	2,372.315
12-2020	82.800	6	6.0	0.000	0.000	0.000	.000	1,328.197	3,974.869	3,446.540
12-2021	82.800	6	6.0	0.000	0.000	0.000	.000	877.199	4,852.067	4,087.901
12-2022	82.800	6	6.0	0.000	0.000	0.000	.000	705.619	5,557.687	4,554.662
12-2023	82.800	6	6.0	0.000	0.000	0.000	.000	628.594	6,186.280	4,930.947
12-2024	82.800	6	6.0	0.000	0.000	0.000	.000	535.185	6,721.466	5,220.868
12-2025	82.800	6	6.0	0.000	0.000	0.000	.000	463.412	7,184.878	5,448.056
12-2026	82.800	6	6.0	0.000	0.000	0.000	.000	409.426	7,594.304	5,629.741
12-2027	82.800	6	6.0	0.000	0.000	0.000	.000	366.351	7,960.654	5,776.898
12-2028	82.800	6	6.0	0.000	0.000	0.000	.000	332.174	8,292.828	5,897.664
12-2029	82.800	6	6.0	0.000	0.000	0.000	.000	301.535	8,594.363	5,996.884
12-2030	82.800	6	6.0	0.000	0.000	0.000	.000	276.502	8,870.866	6,079.244
12-2031	82.800	6	6.0	0.000	0.000	0.000	.000	254.935	9,125.800	6,147.984
12-2032	82.800	6	6.0	0.000	0.000	0.000	.000	236.984	9,362.785	6,205.822
12-2033	82.800	6	6.0	0.000	0.000	0.000	.000	219.519	9,582.303	6,254.313
12-2034	82.800	6	6.0	0.000	0.000	0.000	.000	204.772	9,787.075	6,295.260
12-2035	82.800	6	6.0	0.000	0.000	0.000	.000	191.547	9,978.622	6,329.934
12-2036	82.800	6	6.0	0.000	0.000	0.000	.000	180.314	10,158.935	6,359.479
S Tot	1,503.438			0.000	0.000	0.000	1,132.945	10,158.935	10,158.935	6,359.479
After	2,593.975			0.000	0.000	0.000	.000	2,394.617	12,553.552	6,529.016
Total	4,097.413			0.000	0.000	0.000	1,132.945	12,553.552	12,553.552	6,529.016

Strip Pricing (5-01-18)

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2018	66.35	2.86
2019	61.62	2.75
2020	56.43	2.71
2021	53.90	2.78
2022	55.65	3.00
2023	60.00	3.00
Thereafter	Flat	Flat
Cap	60.00	3.00

Percent	Cum. Disc.
5.00	8,453.675
8.00	7,164.307
10.00	6,529.016
12.00	6,010.197
15.00	5,383.851
20.00	4,602.077

8 Months in first year   50.001 Year Life (05/2068)

Summary Plot- PROB
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Probable Undeveloped Reserves

Gross Production

	Start Date 05/2018				
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	1,490.	N.A.	0.00	3.0	182.
Gas - mcf/mo	1,396.	84.0	0.00	5.0	98.

	04/2018 Cumulatives	50.00 Year Life (05/2068) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	406.0	406.0		316.651	18,500.543	1,358.128	4,097.413	12,553.552	6,529.016
Gas - mmcf	0.0	352.2	352.2		274.742	641.495	.000	1,132.945		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
TIME (years)

● ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 00/ 0 Last Data 00/ 0
06 / 08 / 2018 14 : 48 : 33 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\prob.out
SUMMARY

Table II- PROB

Lease Reserve Summary
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Probable Undeveloped Reserves
As of May 1, 2018

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery	Gross Reserves (MBBL / MMCF)	Net Reserves	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow Rate of Return M$ / %	Cash Flow Disc @ 10.0 Payout M$ / Yrs
(BURGESS / CHAT) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
W. BLACKLAND #1-34 1 PROB Oil	11/18	348	78.0000 NI 100.0000 WI	1 49.5	67.8 58.7	67.8 58.7	52.9 45.8	3,090.0 106.9	226.8 0.0	682.3 226.6	2,061.2 100.0	1,048.8 0.80
W. BLACKLAND #2-35 2 PROB Oil	05/18	347	78.0000 NI 100.0000 WI	1 50.0	71.4 58.8	71.4 58.8	55.7 45.9	3,290.3 107.2	241.1 0.0	689.6 0.0	2,466.9	1,429.1
W. BLACKLAND #3-35 3 PROB Oil	11/18	351	78.0000 NI 100.0000 WI	1 49.5	67.8 58.7	67.8 58.7	52.9 45.8	3,086.8 106.9	226.6 0.0	682.0 226.6	2,058.6 100.0	1,043.5 0.83
W. BLACKLAND #4-35 4 PROB Oil	12/18	352	78.0000 NI 100.0000 WI	1 49.4	67.8 58.7	67.8 58.7	52.9 45.8	3,083.1 106.9	226.3 0.0	681.5 226.6	2,055.5 100.0	1,037.6 0.86
W. BLACKLAND #6-34 5 PROB Oil	12/18	349	78.0000 NI 100.0000 WI	1 49.4	67.8 58.7	67.8 58.7	52.9 45.8	3,079.6 106.8	226.1 0.0	681.2 226.6	2,052.5 100.0	1,032.0 0.89
W. BLACKLAND #7-34 6 PROB Oil	12/18	350	78.0000 NI 100.0000 WI	1 49.4	63.3 58.7	63.3 58.7	49.4 45.8	2,870.7 106.8	211.3 0.0	680.8 226.6	1,858.9 100.0	938.1 0.94
GRAND TOTAL				6	406.0 352.2	406.0 352.2	316.7 274.7	18,500.5 641.5	1,358.1 0.0	4,097.4 1,132.9	12,553.6	6,529.0

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
TEXAS REGISTERED ENGINEERING FIRM F-693.
Scenario: 797   6/6/2018 : 4:35:24 PM

APPENDIX
Explanatory Comments for Summary Tables

HEADINGS

Table I
Description of Table Information
Identity of Interest Evaluated
Property Description – Location
Reserve Classification and Development Status
Effective Date of Evaluation

FORECAST

(Columns)

(1) (11) (21)	Calendar or Fiscal years/months commencing on effective date.
(2) (3) (4)	Gross Production (8/8th) for the years/months which are economical. These are expressed as thousands of barrels (Mbbl) and millions of cubic feet (MMcf) of gas at standard conditions. Total future production, cumulative production to effective date and ultimate recovery at the effective date are shown following the annual/monthly forecasts.
(5) (6) (7)	Net Production accruable to evaluated interest is calculated by multiplying the revenue interest times the gross production. These values take into account changes in interest and gas shrinkage.
(8)	Average (volume weighted) gross liquid price per barrel before deducting production-severance taxes.
(9)	Average (volume weighted) gross gas price per Mcf before deducting production-severance taxes.
(10)	Average (volume weighted) gross NGL price per barrel before deducting production-severance taxes.
(12)	Revenue derived from oil sales -- column (5) times column (8).
(13)	Revenue derived from gas sales -- column (6) times column (9).
(14)	Revenue derived from NGL sales -- column (7) times column (10).
(15)	Revenue derived from hedge positions.
(16)	Revenue derived from other sources not included in column (12) through column (15); may include revenue from electrical sales, pipeline gas transportation, 3rd party saltwater disposal, etc.
(17)	Total Revenue – sum of column (12) through column (16).
(18)	Production-Severance taxes deducted from gross oil, gas and NGL revenue.
(19)	Ad Valorem taxes.
(20)	$/BOE6 – is the total of column (22), column (25), column (26), and column (27) divided by Barrels of Oil Equivalent ("BOE"). BOE is net oil production column (5) plus net gas production column (6) converted to oil at six Mcf gas per one bbl oil plus net NGL production column (7) converted to oil at one bbl NGL per 0.65 bbls of oil.
(22)	Operating Expenses are direct operating expenses to the evaluated working interest and may include combined fixed rate administrative overhead charges for operated oil and gas producers known as COPAS.
(23)	Average gross wells.
(24)	Average net wells are gross wells times working interest.
(25)	Workover Expenses are non-direct operating expenses and may include maintenance, well service, compressor, tubing, and pump repair.
(26)	3rd Party COPAS are combined fixed rate administrative overhead charges for non-operated oil and gas producers.
(27)	Other Deductions may include compression-gathering expenses, transportation costs and water disposal costs.
(28)	Investments, if any, include re-completions, future drilling costs, pumping units, etc. and may include either tangible or intangible or both, and the costs for plugging and the salvage value of equipment at abandonment may be shown as negative investments at end of life.
(29) (30)	Future Net Cash Flow is column (17) less the total of column (18), column (19), column (22), column (25), column (26), column (27) and column (28). The data in column (29) are accumulated in column (30). Federal income taxes have not been considered.
(31)	Cumulative Discounted Cash Flow is calculated by discounting monthly cash flows at the specified annual rates.

MISCELLANEOUS

DCF Profile	• The cumulative cash flow discounted at six different interest rates are shown at the bottom of columns (30-31). Interest has been compounded monthly. The DCF's for the "Without Hedge" case may be shown to the left of the main DCF profile.
Life	• The economic life of the appraised property is noted in the lower right-hand corner of the table.
Footnotes	• Comments regarding the evaluation may be shown in the lower left-hand footnotes.
Price Deck	• A table of oil and gas prices, price caps and escalation rates may be shown in the lower middle footnotes.
Differentials	• Total annual price adjustments may be shown in gray font to the left of column (8), column (9) and column (10).

APPENDIX

Methods Employed in the Estimation of Reserves

The four methods customarily employed in the estimation of reserves are (1) *production performance*, (2) *material balance*, (3) *volumetric* and (4) *analogy*. Most estimates, although based primarily on one method, utilize other methods depending on the nature and extent of the data available and the characteristics of the reservoirs.

Basic information includes production, pressure, geological and laboratory data. However, a large variation exists in the quality, quantity and types of information available on individual properties. Operators are generally required by regulatory authorities to file monthly production reports and may be required to measure and report periodically such data as well pressures, gas-oil ratios, well tests, etc. As a general rule, an operator has complete discretion in obtaining and/or making available geological and engineering data. The resulting lack of uniformity in data renders impossible the application of identical methods to all properties, and may result in significant differences in the accuracy and reliability of estimates.

A brief discussion of each method, its basis, data requirements, applicability and generalization as to its relative degree of accuracy follows:

Production performance. This method employs graphical analyses of production data on the premise that all factors which have controlled the performance to date will continue to control and that historical trends can be extrapolated to predict future performance. The only information required is production history. Capacity production can usually be analyzed from graphs of rates versus time or cumulative production. This procedure is referred to as "decline curve" analysis. Both capacity and restricted production can, in some cases, be analyzed from graphs of producing rate relationships of the various production components. Reserve estimates obtained by this method are generally considered to have a relatively high degree of accuracy with the degree of accuracy increasing as production history accumulates.

Material balance. This method employs the analysis of the relationship of production and pressure performance on the premise that the reservoir volume and its initial hydrocarbon content are fixed and that this initial hydrocarbon volume and recoveries therefrom can be estimated by analyzing changes in pressure with respect to production relationships. This method requires reliable pressure and temperature data, production data, fluid analyses and knowledge of the nature of the reservoir. The material balance method is applicable to all reservoirs, but the time and expense required for its use is dependent on the nature of the reservoir and its fluids. Reserves for depletion type reservoirs can be estimated from graphs of pressures corrected for compressibility versus cumulative production, requiring only data that are usually available. Estimates for other reservoir types require extensive data and involve complex calculations most suited to computer models which makes this method generally applicable only to reservoirs where there is economic justification for its use. Reserve estimates obtained by this method are generally considered to have a degree of accuracy that is directly related to the complexity of the reservoir and the quality and quantity of data available.

Volumetric. This method employs analyses of physical measurements of rock and fluid properties to calculate the volume of hydrocarbons in-place. The data required are well information sufficient to determine reservoir subsurface datum, thickness, storage volume, fluid content and location. The volumetric method is most applicable to reservoirs which are not susceptible to analysis by production performance or material balance methods. These are most commonly newly developed and/or no-pressure depleting reservoirs. The amount of hydrocarbons in-place that can be recovered is not an integral part of the volumetric calculations but is an estimate inferred by other methods and a knowledge of the nature of the reservoir. Reserve estimates obtained by this method are generally considered to have a low degree of accuracy; but the degree of accuracy can be relatively high where rock quality and subsurface control is good and the nature of the reservoir is uncomplicated.

Analogy. This method which employs experience and judgment to estimate reserves, is based on observations of similar situations and includes consideration of theoretical performance. The analogy method is applicable where the data are insufficient or so inconclusive that reliable reserve estimates cannot be made by other methods. Reserve estimates obtained by this method are generally considered to have a relatively low degree of accuracy.

Much of the information used in the estimation of reserves is itself arrived at by the use of estimates. These estimates are subject to continuing change as additional information becomes available. Reserve estimates which presently appear to be correct may be found to contain substantial errors as time passes and new information is obtained about well and reservoir performance.

APPENDIX
Petroleum Reserves Definitions
Society of Petroleum Engineers (SPE) and World Petroleum Congresses (WPC)

Definitions jointly approved in March of 1997

INTRODUCTION

Reserves are those quantities of petroleum which are anticipated to be commercially recovered from known accumulations from a given date forward. All reserve estimates involve some degree of uncertainty. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability.

The intent of the SPE and WPC in approving additional classifications beyond proved reserves is to facilitate consistency among professionals using such terms. In presenting these definitions, neither organization is recommending public disclosure of reserves classified as unproved. Public disclosure of the quantities classified as unproved reserves is left to the discretion of the countries or companies involved.

Estimation of reserves is done under conditions of uncertainty. The method of estimation is called deterministic if a single best estimate of reserves is made based on known geological, engineering, and economic data. The method of estimation is called probabilistic when the known geological, engineering, and economic data are used to generate a range of estimates and their associated probabilities. Identifying reserves as proved, probable, and possible has been the most frequent classification method and gives an indication of the probability of recovery. Because of potential differences in uncertainty, caution should be exercised when aggregating reserves of different classifications.

Reserves estimates will generally be revised as additional geologic or engineering data becomes available or as economic conditions change. Reserves do not include quantities of petroleum being held in inventory, and may be reduced for usage or processing losses if required for financial reporting.

Reserves may be attributed to either natural energy or improved recovery methods. Improved recovery methods include all methods for supplementing natural energy or altering natural forces in the reservoir to increase ultimate recovery. Examples of such methods are pressure maintenance, cycling, waterflooding, thermal methods, chemical flooding, and the use of miscible and immiscible displacement fluids. Other improved recovery methods may be developed in the future as petroleum technology continues to evolve.

PROVED RESERVES

Proved reserves are those quantities of petroleum which, by analysis of geological and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under current economic conditions, operating methods, and government regulations. Proved reserves can be categorized as developed or undeveloped.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

Establishment of current economic conditions should include relevant historical petroleum prices and associated costs and may involve an averaging period that is consistent with the purpose of the reserve estimate, appropriate contract obligations, corporate procedures, and government regulations involved in reporting these reserves.

In general, reserves are considered proved if the commercial producibility of the reservoir is supported by actual production or formation tests. In this context, the term proved refers to the actual quantities of petroleum reserves and not just the productivity of the well or reservoir. In certain cases, proved reserves may be assigned on the basis of well logs and/or core analysis that indicate the subject reservoir is hydrocarbon bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

The area of the reservoir considered as proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) the undrilled portions of the reservoir that can reasonably be judged as commercially productive on the basis of available geological and engineering data. In the absence of data on fluid contacts, the lowest known occurrence of hydrocarbons controls the proved limit unless otherwise indicated by definitive geological, engineering or performance data.

Reserves may be classified as proved if facilities to process and transport those reserves to market are operational at the time of the estimate or there is a reasonable expectation that such facilities will be installed. Reserves in undeveloped locations may be classified as proved undeveloped provided (1) the locations are direct offsets to wells that have indicated commercial production in the objective formation, (2) it is reasonably certain such locations are within the known proved productive limits of the objective formation, (3) the locations conform to existing well spacing regulations where applicable, and (4) it is reasonably certain the locations will be developed. Reserves from other locations are categorized as proved undeveloped only where interpretations of geological and engineering data from wells indicate with reasonable certainty that the objective formation is laterally continuous and contains commercially recoverable petroleum at locations beyond direct offsets.

Reserves which are to be produced through the application of established improved recovery methods are included in the proved classification when (1) successful testing by a pilot project or favorable response of an installed program in the same or an analogous reservoir with similar rock and fluid properties provides support for the analysis on which the project was based, and, (2) it is reasonably certain that the project will proceed. Reserves to be recovered by improved recovery methods that have yet to be established through commercially successful applications are included in the proved classification only (1) after a favorable production response from the subject reservoir from either (a) a representative pilot or (b) an installed program where the response provides support for the analysis on which the project is based and (2) it is reasonably certain the project will proceed.

Unproved Reserves

Unproved reserves are based on geologic and/or engineering data similar to that used in estimates of proved reserves-but technical, contractual, economic, or regulatory uncertainties preclude such reserves being classified as proved. Unproved reserves may be further classified as probable reserves and possible reserves.

Unproved reserves may be estimated assuming future economic conditions different from those prevailing at the time of the estimate. The effect of possible future improvements in economic conditions and technological developments can be expressed by allocating appropriate quantities of reserves to the probable and possible classifications.

Probable Reserves

Probable reserves are those unproved reserves which analysis of geological and engineering data suggests are more likely than not to be recoverable, In this context, when probabilistic methods are used, there should be at least a 50% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable reserves.

In general, probable reserves may include (1) reserves anticipated to be proved by normal step-out drilling where sub-surface control is inadequate to classify these reserves as proved, (2) reserves in formations that appear to be productive based on well log characteristics but lack core data or definitive tests and which are not analogous to producing or proved reservoirs in the area, (3) incremental reserves attributable to infill drilling that could have been classified as proved if closer statutory spacing had been approved at the time of the estimate, (4) reserves attributable to improved recovery methods that have been established by repeated commercially successful applications when (a) a project or pilot is planned but not in operation and (b) rock, fluid, and reservoir characteristics appear favorable for commercial application, (5) reserves in an area of the formation that appears to be separated from the proved area by faulting and the geologic interpretation indicates the subject area is structurally higher than the proved area, (6) reserves attributable to a future workover, treatment, re-treatment, change of equipment, or other mechanical procedures, where such procedure has not been proved successful in wells which exhibit similar behavior in analogous reservoirs, and (7) incremental reserves in proved reservoirs where an alternative interpretation of performance or volumetric data indicates more reserves than can be classified as proved.

Possible Reserves

Possible reserves are those unproved reserves which analysis of geological and engineering data suggests are less likely to be recoverable than probable reserves. In this context, when probabilistic methods are used, there should be at least a 10% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable plus possible reserves.

In general, possible reserves may include (1) reserves which, based on geological interpretations, could possibly exist beyond areas classified as probable, (2) reserves in formations that appear to be petroleum bearing based on log and core analysis but may not be productive at commercial rates, (3) incremental reserves attributed to infill drilling that are subject to technical uncertainty, (4) reserves attributed to improved recovery methods when (a) a project or pilot is planned but not in operation and (b) rock, fluid, and reservoir characteristics are such that a reasonable doubt exists that the project will be commercial, and (5) reserves in an area of the formation that appears to be separated from the proved area by faulting and geological interpretation indicates the subject area is structurally lower than the proved area.

RESERVE STATUS CATEGORIES

Reserve status categories define the development and producing status of wells and reservoirs.

Developed: Developed reserves are expected to be recovered from existing wells including reserves behind pipe. Improved recovery reserves are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor. Developed reserves may be subcategorized as producing or non-producing.

Producing: Reserves subcategorized as producing are expected to be recovered from completion intervals which are open and producing at the time of the estimate. Improved recovery reserves are considered producing only after the improved recovery project is in operation.

Non-producing: Reserves subcategorized as non-producing include shut-in and behind-pipe reserves. Shut-in reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons. Behind-pipe reserves are expected to be recovered from zones in existing wells, which will require additional completion work or future re-completion prior to the start of production.

Undeveloped Reserves: Undeveloped reserves are expected to be recovered: (1) from new wells on undrilled acreage, (2) from deepening existing wells to a different reservoir, or (3) where a relatively large expenditure is required to (a) re-complete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

Approved by the Board of Directors, Society of Petroleum Engineers (SPE), and the Executive Board, World Petroleum Congresses (WPC), March 1997.